UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2020

B. RILEY PRINCIPAL MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001- 38864	83-2583782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 21st Floor

New York, New York 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BRPM.U	The New York Stock Exchange
Class A common stock, $0.0001 par value per share	BRPM	The New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock	BRPM WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on December 12, 2019, B. Riley Principal Merger Corp., a Delaware corporation (the “Company” or “BRPM”), BR Canyon Merger Sub Corp., a wholly-owned subsidiary of the Company and a Michigan corporation (“Merger Sub”), Alta Equipment Holdings, Inc., a Michigan corporation (“Alta”), and Ryan Greenawalt entered into an agreement and plan of merger (as the same may be amended from time to time, the “Merger Agreement”) pursuant to which Merger Sub will merge with and into Alta, the separate corporate existence of Merger Sub will thereupon cease, and Alta will become a wholly-owned subsidiary of BPRM. The transactions contemplated by the Merger Agreement are collectively referred to herein as the “business combination.”

The Merger Agreement contains a condition that the Company obtain debt financing in an amount equal to an aggregate of at least $310 million for the purpose of financing the repayment of Alta’s existing net debt, a portion of the consideration payable under the Merger Agreement, costs and expenses incurred by the parties in connection with the business combination and general corporate expenditures. With the entry into the Credit Agreements and Facilities (each as defined below) on February 3, 2020, which will become effective upon the closing of the business combination and the satisfaction of other customary conditions, the Company has satisfied such debt financing condition under the Merger Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

On February 3, 2020, the Company entered into:

(i)  a Fifth Amended and Restated ABL First Lien Credit Agreement among the Company, Alta, Alta Enterprises, LLC, a Michigan limited liability company (“Alta Enterprises”), Alta Construction Equipment Illinois, LLC, a Michigan limited liability company (“Alta Construction IL”), Alta Heavy Equipment Services, LLC, a Michigan limited liability company (“Alta Heavy Equipment”), Alta Industrial Equipment Michigan, LLC, a Michigan limited liability company (“Alta Industrial MI”), Alta Construction Equipment, L.L.C., a Michigan limited liability company (“Alta Construction”), Alta Industrial Equipment Company, L.L.C., a Michigan limited liability company (“Alta Industrial Equipment”), NITCO, LLC, a Michigan limited liability company (“NITCO”), Alta Construction Equipment Florida, LLC, a Michigan limited liability company (“Alta Construction FL”), the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “ABL Credit Agreement” and the facility thereunder, the “ABL Facility”);

(ii)  a Note Purchase Agreement, among the Company, Alta, Alta Enterprises, Alta Construction IL, Alta Heavy Equipment, Alta Industrial MI, Alta Construction, Alta Industrial Equipment, NITCO, Alta Construction FL, the purchasers party thereto, and U.S. Bank National Association, as Administrative Agent (the “Second Lien Note Purchase Agreement” and the loans thereunder, the “Second Lien Facility”); and

(iii)  a Fifth Amended and Restated Floor Plan First Lien Credit Agreement among the Company, Alta, Alta Enterprises, Alta Construction IL, Alta Heavy Equipment, Alta Industrial MI, Alta Construction, Alta Industrial Equipment, NITCO, Alta Construction FL, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Floor Plan Credit Agreement” and the facility thereunder, the “Floor Plan Facility”).

ABL Credit Agreement

The ABL Facility is an asset-based revolving loan facility that provides for borrowings of up to the lesser of $300 million or the borrowing base, in each case less outstanding loans and letters of credit. The ABL Credit Agreement will become effective so long as the conditions precedent are satisfied on or before February 14, 2020 (the date of such effectiveness, the “ABL Effective Date”). The ABL Facility has an expiration date of February 13, 2025.

Amounts outstanding, if any, under the ABL Facility bear interest at a rate per annum equal to, at the borrower’s option, either (i) (0.50)% from the ABL Effective Date until delivery of a financial certificate evidencing the average quarterly availability with respect to the fiscal quarter ending on March 31, 2020 and then thereafter, (0.25)% to (0.75)% subject to a pricing grid set forth in the ABL Credit Agreement (depending on the average quarterly availability) plus a CB Floating Rate (as defined in the ABL Credit Agreement) or (ii) 2.00% from the ABL Effective Date until delivery of a financial certificate evidencing the average quarterly availability with respect to the fiscal quarter ending on March 31, 2020 and then thereafter, 1.75% to 2.25% subject to a pricing grid set forth in the ABL Credit Agreement (depending on the average quarterly availability) plus the Adjusted LIBO Rate (as defined in the ABL Credit Agreement). Unused amounts under the ABL Facility incur an unused line fee of 0.25% per annum, payable in full on a quarterly basis.

The ABL Credit Agreement also contains financial covenants with respect to the Total Leverage Ratio (as defined in the ABL Credit Agreement), the First Lien Leverage Ratio (as defined in the ABL Credit Agreement), Second Lien Note Coverage Ratio (as defined in the ABL Credit Agreement) and a minimum Consolidated EBITDA (as defined in the ABL Credit Agreement) of $79 million for the fiscal year ended December 31, 2019. In addition, the ABL Credit Agreement requires us to maintain a fixed charge coverage ratio that is tested whenever excess availability (as defined in the ABL Credit Agreement) falls below a certain level. The fixed charge coverage ratio (as defined in the ABL Credit Agreement) requires the borrower to maintain a minimum ratio of Consolidated EBITDA (as defined in the ABL Credit Agreement) to the amount of its fixed charges for the twelve consecutive months prior to the date on which the ratio is tested.

Second Lien Note Purchase Agreement

The Second Lien Facility provides for borrowings in the amount of either $155 million or $165 million, as selected by the Company on the Second Lien Effective Date (as defined below). The Second Lien Facility will become effective so long as the conditions precedent are satisfied on or before February 14, 2020 (the date of such effectiveness, the “Second Lien Effective Date”). The Second Lien Facility has an expiration date of August 13, 2025.

Amounts outstanding under the Second Lien Facility bear interest at a rate per annum equal to, at the Company’s option, either (i) 7.00% plus the CB Floating Rate (as defined in the Second Lien Note Purchase Agreement) or (ii) 8.00% plus the Adjusted LIBO Rate (as defined in the Second Lien Note Purchase Agreement).

The Second Lien Note Purchase Agreement also contains financial covenants with respect to the Total Leverage Ratio (as defined in the Second Lien Note Purchase Agreement), the First Lien Leverage Ratio (as defined in the Second Lien Note Purchase Agreement), Book Value Ratio (as defined in the Second Lien Note Purchase Agreement) and a minimum Consolidated EBITDA (as defined in the Second Lien Note Purchase Agreement) of $79 million for the fiscal year ended December 31, 2019. In addition, the Second Lien Note Purchase Agreement requires us to maintain a fixed charge coverage ratio that is tested whenever “Availability” (as defined in the Second Lien Note Purchase Agreement) under the ABL Facility falls below a certain level. The fixed charge coverage ratio (as defined in the Second Lien Note Purchase Agreement) requires us to maintain a minimum ratio of Consolidated EBITDA (as defined in the Second Lien Note Purchase Agreement) to the amount of our fixed charges for the twelve consecutive months prior to the date on which the ratio is tested.

Floor Plan First Lien Credit Agreement

The Floor Plan Facility is an asset-based revolving loan facility related to the floor plan equipment that provides for borrowings of up to the lesser of $40 million or the borrowing base, in each case, less outstanding loans and letters of credit. The Floor Plan Credit Agreement will become effective so long as the conditions precedent are satisfied on or before February 14, 2020 (the date of such effectiveness, the “Floor Plan Effective Date”). The Floor Plan Facility has an expiration date of February 13, 2025.

Amounts outstanding, if any, under the Floor Plan Facility bear interest at a rate per annum equal to, at the borrower’s option, either (i) 0.25% from the Floor Plan Effective Date until delivery of a financial certificate evidencing Total Leverage Ratio (as defined in the Floor Plan Credit Agreement) with respect to the fiscal quarter ending on June 30, 2020 and then thereafter, (0.50)% to 0.50% subject to a pricing grid set forth in the Floor Plan Credit Agreement (depending on the Total Leverage Ratio (as defined in the Floor Plan Credit Agreement) plus an CB Floating Rate (as defined in the Floor Plan Credit Agreement)) or (ii) 2.75% from Floor Plan Effective Date until delivery of a financial certificate evidencing the average quarterly availability with respect to the fiscal quarter ending on June 30, 2020 and then thereafter, 2.00% to 3.00% subject to a pricing grid set forth in the Floor Plan Credit Agreement (depending on the Total Leverage Ratio as defined in the Floor Plan Credit Agreement) plus the Adjusted LIBO Rate (as defined in the Floor Plan Credit Agreement). Unused amounts under the Floor Plan Facility incur an unused line fee of 0.20% to 0.40% per annum, payable in full on a quarterly basis subject to a pricing grid set forth in the Floor Plan Credit Agreement.

The Floor Plan Credit Agreement also contains financial covenants with respect to the Total Leverage Ratio (as defined in the Floor Plan Credit Agreement), the First Lien Leverage Ratio (as defined in the Floor Plan Credit Agreement), Second Lien Note Coverage Ratio (as defined in the Floor Plan Credit Agreement) and a minimum Consolidated EBITDA (as defined in the Floor Plan Credit Agreement) of $79 million for the fiscal year ended December 31, 2019. In addition, the Floor Plan Credit Agreement requires us to maintain a fixed charge coverage ratio that is tested whenever excess availability, as defined in the Floor Plan Credit Agreement, falls below a certain level. The fixed charge coverage ratio (as defined in the Floor Plan Credit Agreement) requires us to maintain a minimum ratio of Consolidated EBITDA (as defined in the Floor Plan Credit Agreement) to the amount of our fixed charges for the twelve consecutive months prior to the date on which the ratio is tested.

Credit Agreements

The ABL Credit Agreement, the Second Lien Note Purchase Agreement and the Floor Plan Credit Agreement (collectively, the “Credit Agreements”) contain various customary covenants that limit or prohibit the Company’s ability to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay certain dividends on its capital stock or redeem, repurchase, retire or make distributions in respect of its capital stock or subordinated indebtedness or make certain other restricted payments; (iii) make certain loans, acquisitions, capital expenditures or investments; (iv) sell certain assets, including stock of its subsidiaries; (v) enter into certain sale and leaseback transactions; (vi) create or incur certain liens; (vii) consolidate, merge, sell, transfer or otherwise dispose of all or substantially all of its assets; (viii) enter into certain transactions with its affiliates; and (ix) engage in certain business activities.

A violation of the covenants under any of the Credit Agreements may result in default or an event of default under the ABL Facility, Second Lien Loan Facility, or the Floor Plan Facility, as applicable (together, the “Facilities”). Upon the occurrence of an event of default under one or both of the Credit Agreements, the requisite lenders could elect to declare all amounts of such indebtedness outstanding to be immediately due and payable and terminate any commitments to extend further credit.

If the Company is unable to repay those amounts, the lenders under the applicable Credit Agreement may proceed against the collateral granted to them to secure such indebtedness. Substantially all of the Company’s assets are pledged as collateral under the Credit Agreements. If the lenders accelerate the repayment of borrowings, such acceleration would have a material adverse effect on its business, financial condition, results of operations or cash flows. Furthermore, cross-default provisions in the Credit Agreements provide that any default under any Credit Agreement or other significant debt agreements could trigger a cross-default under the ABL Credit Agreement, Second Lien Note Purchase Agreement or the Floor Plan Credit Agreement, as applicable.

The foregoing descriptions of the Credit Agreements do not purport to be complete and are qualified in their entireties by the terms of the Credit Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is a press release, dated February 4, 2020, issued by Alta, announcing its entry into definitive agreements to acquire each of Liftech Equipment Companies, Inc. (“Liftech”) and FlaglerCE Holdings, LLC (“Flagler”).

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K (the “Current Report”) shall not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, BRPM has filed a definitive proxy statement on January 23, 2020 with the U.S. Securities and Exchange Commission (the “SEC”). The definitive proxy statement and other relevant documents have been sent or given to the stockholders of BRPM as of January 16, 2020, the record date established for voting on the proposed business combination and contain important information about the proposed business combination and related matters. BRPM stockholders and other interested persons are advised to read the definitive proxy statement and any amendments thereto in connection with BRPM’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination, because the proxy statement contains important information about BRPM, Alta and the proposed business combination. The definitive proxy statement has been mailed to BRPM stockholders as of the record date established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by BRPM, when and if available, can be obtained free of charge by directing a written request to B. Riley Principal Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Participants in the Solicitation

BRPM and Alta and their respective directors and executive officers may be deemed participants in the solicitation of proxies of BRPM stockholders in connection with the proposed business combination. Information about such persons, including their names and a description of their interests in BRPM, Alta and the proposed business combination, as applicable, are set forth in the proxy statement for the proposed business combination. The proxy statement is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to B. Riley Principal Merger Corp., 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Forward-Looking Statements

This Current Report includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: Alta’s ability to effect the acquisitions of each of Liftech and Flagler; the parties’ ability to effect the business combination; the benefits of the acquisitions of Liftech and Flagler (the “acquisitions”) and of the business combination; the future financial performance of BRPM following the business combination; and changes in Alta’s, Liftech’s and Flagler’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and BRPM and Alta do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger relating to the business combination (as the same may be amended from time to time, the “Merger Agreement”) or the acquisitions; (2) the outcome of any legal proceedings that may be instituted against BRPM or Alta following announcement of the proposed business combination and related transactions; (3) the inability to complete the transactions contemplated by the Merger Agreement or the acquisitions due to the failure to obtain approval of the stockholders of BRPM or satisfy other conditions to the closing of the proposed business combination ; (4) the ability to obtain or maintain the listing of the Company’s shares of Class A common stock on the New York Stock Exchange following the proposed business combination; (5) the risk that the proposed business combination or the acquisition disrupt the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination or the acquisitions, which may be affected by, among other things, competition, the ability of the Company business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed business combination or the acquisitions; (8) changes in applicable laws or regulations; (9) the possibility that BRPM, Alta, Liftech or Flagler may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement to be filed by BRPM with the SEC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in BRPM’s prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fifth Amended and Restated ABL First Lien Credit Agreement, dated February 3, 2020, among the B. Riley Principal Merger Corp., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., NITCO, LLC, Alta Construction Equipment Florida, LLC, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.
10.2	Note Purchase Agreement, dated February 3, 2020, among B. Riley Principal Merger Corp., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., NITCO, LLC, Alta Construction Equipment Florida, LLC, the purchasers party thereto, and U.S. Bank National Association, as Administrative Agent.
10.3	Fifth Amended and Restated Floor Plan First Lien Credit Agreement, dated February 3, 2020, among B. Riley Principal Merger Corp., Alta Equipment Holdings, Inc., Alta Enterprises, LLC, Alta Construction Equipment Illinois, LLC, Alta Heavy Equipment Services, LLC, Alta Industrial Equipment Michigan, LLC, Alta Construction Equipment, L.L.C., Alta Industrial Equipment Company, L.L.C., NITCO, LLC, Alta Construction Equipment Florida, LLC, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.
99.1	Press Release Issued by Alta Equipment Holdings, Inc., dated February 4, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY PRINCIPAL MERGER CORP.

Dated: February 4, 2020	By:	/s/ Daniel Shribman
Name: Daniel Shribman
Title: Chief Financial Officer